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                                                                  EXHIBIT 10.20





                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT dated as of this 24th day of October, 1996, by and between NEW WEST EYEWORKS, INC., a Delaware corporation ("Borrower") and U.S. Bank of WASHINGTON, NATIONAL ASSOCIATION ("Bank") amends that certain Credit Agreement dated June 10, 1996, by and between the parties ("Agreement").

         WHEREAS, the parties wish to amend the Agreement as provided herein.

         For mutual consideration, the parties agree as follows:

         A. REQUIRED LEVEL OF WORKING CAPITAL. Section 6.18 of the Agreement is hereby amended by striking the required levels of working capital on page 28 of the Agreement and replacing it with the following:

            Permit Working Capital to be less than negative $2,400,000 as of the last day of each fiscal quarter of Borrower.

         B. FEE. Concurrently with the execution of this Second Amendment, Borrower shall pay Bank a nonrefundable fee in the amount of One Thousand and no/100 Dollars ($1,000.00).

         C. OTHER TERMS. Except as specifically amended by this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect, and are hereby ratified and affirmed. Defined terms in the Agreement shall have the same meanings hereon. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, TO EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by themselves or by their respective officers or agents thereunto duly authorized.

BORROWER:                                        BANK:
NEW WEST EYEWORKS, INC.                          U.S. BANK OF WASHINGTON,
                                                 NATIONAL ASSOCIATION

/S/ Barry J. Feld                                /S/ Jason R. Gill
-------------------------------------            ------------------------------
Barry J. Feld                                    Jason R. Gill
President and Chief Executive Officer            Assistant Vice President